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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 1999

                        CEREUS TECHNOLOGY PARTNERS, INC.
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             (Exact name of Registrant as specified in its charter)

        Delaware                 33-82468              13-3773537
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(State or other jurisdiction   (Commission           (IRS Employer
      of incorporation)        File Number)          Identification
                                                         Number)

   1000 Abernathy Road, Suite 1000
   Atlanta, Georgia                                         30328
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(Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code: (770) 668-0900
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

      On December 10, 1999, the accounting firm of Moore Stephens Frost, PLC ("MSF") advised Cereus Technology Partners, Inc. (which was named AIM Group, Inc. prior to December 1, 1999; the "Company") that MSF was resigning as the Company's independent accounting firm.

      MSF's independent auditor's report, dated February 19, 1999, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

      The Company has had no disagreements with MSF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MSF's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      The Company has not yet engaged in a new independent accounting firm.

      Attached as an exhibit to this Form 8-K is a letter from MSF stating that it agrees with the statements made by the Company in this Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.

    (c)    Exhibits

           The following exhibit is filed herewith:

            Exhibit Number                         Document
            --------------                         --------
                    16          Letter, dated December 10, 1999, from Moore
                                Stephens Frost, PLC to the Securities and
                                Exchange Commission regarding resignation of
                                certifying accountant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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                                    CEREUS TECHNOLOGY PARTNERS, INC.
                                    (Registrant)

Date: December 10, 1999             By:/s/ Paul R. Arena
                                       ------------------------------------
                                           Paul R. Arena
                                           Chairman of the Board, Chief
                                           Executive Officer and
                                           President





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